UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2008

NEUROMETRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50856	04-3308180
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

62 Fourth Avenue
Waltham, Massachusetts  02451

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (781) 890-9989

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

NeuroMetrix, Inc. (the “Company”) entered into letter agreements with each of Michael Williams, Ph.D., Senior Vice President of Engineering, and Guy Daniello, Senior Vice President of Information Technology (together with Dr. Williams, the “Executives”) on February 5, 2008.   Under the letter agreements, Dr. Williams will receive an initial annual salary of $208,373 and Mr. Daniello will receive an initial salary of $199,690, both subject to periodic review and adjustment at the discretion of the Company.   Under the letter agreements, Dr. Williams and Mr. Daniello will each also be eligible to receive annual cash performance bonuses of up to 25% of their respective annual salary.  Actual bonus awards will be determined by the Company in its sole discretion.

Under the terms of the letter agreements with each Executive, if (1) the Company terminates such Executive’s employment for any reason other than Cause (as defined in the letter agreement with each Executive) or (2) such Executive resigns for Good Reason (as defined in the letter agreement with each Executive) (each such termination hereafter referred to as a “severance termination”), then such Executive will be entitled to receive his base salary for a period of nine months from the date of the severance termination.  Additionally, in the event of a severance termination of an Executive, that Executive will be entitled to the acceleration of nine months of vesting under any stock option granted by the Company on or after the date of the letter agreement with that Executive.

Dr. Williams and Mr. Daniello also both previously entered into confidentiality and non-competition agreements with the Company, which remain in full force and effect and are described in the Company’s most recent proxy statement as filed with the Securities and Exchange Commission on April 23, 2007.

The foregoing summary is qualified in its entirety by reference to the copies of the letter agreements, which are attached as Exhibits 99.1 and  99.2, to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.     Financial Statements and Exhibits.

(d)             Exhibits.

Exhibit No.	Description

*99.1	Letter Agreement, dated February 5, 2008, by and between NeuroMetrix, Inc. and Michael Williams, Ph.D.
*99.2	Letter Agreement, dated February 5, 2008, by and between NeuroMetrix, Inc. and Guy Daniello

                *Filed herewith.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROMETRIX, INC.

Dated: February 6, 2008	By:	/s/ Shai N. Gozani, M.D., Ph.D.
Shai N. Gozani, M.D., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

*99.1	Letter Agreement, dated February 5, 2008, by and between NeuroMetrix, Inc. and Michael Williams, Ph.D.
*99.2	Letter Agreement, dated February 5, 2008, by and between NeuroMetrix, Inc. and Guy Daniello

*Filed herewith.